Exhibit 99.1

Aronite Industries Inc. and Subsidiaries (predecessor entity to Special Stone Surfaces, Es3 Inc.)

Financial Statements of Aronite Industries Inc. (predecessor entity to Special Stone Surfaces, Es3 Inc.) as of December 31, 2004 and for the years ended December 31, 2004 and 2003.

And Independent Auditors' Report


--------------------------------------------------------------------------------
Aronite Industries Inc.
(Predecessor Entity To Special Stone Surfaces, Es3 Inc.)

Table Of Contents

Independent Auditors' Report

Financial Statements:

      Balance Sheet as of:
      o     December 31, 2004

      Statements of Income for the:
      o     Years ended December 31, 2004 and December 31, 2003

      Statements of Stockholders' Equity for the:
      o     Years ended December 31, 2004 and December 31, 2003

      Statements of Cash Flows for the:
      o     Years ended December 31, 2004 and December 31, 2003

      Notes to Financial Statements

                REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Board of Directors
  Aronite Industries Inc.
  1660 Union Street, Suite 200
  San Diego, California

We have audited the accompanying balance sheet of Aronite Industries as of December 31, 2004, and the related statements of operations, stockholders' deficit, and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aronite Industries, Inc. as of December 31, 2004, and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Aronite Industries, Inc. will continue as a going concern. As discussed in Note 3 to the financial statements, Aronite Industries, Inc. has incurred losses through December 31, 2004 and 2003 totaling $1,895,554 and $1,598,132, respectively, and at December 31, 2004 had a working capital deficit of $1,865,214. Aronite Industries Inc. will require additional working capital to develop its business until Aronite Industries Inc. either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) obtains additional financing necessary to support its working capital requirements. These conditions raise substantial doubt about Aronite Industries, Inc.'s ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.



/s/ Lopez, Blevins, Bork & Associates, LLP
------------------------------------------
Houston, Texas

January 10, 2005

                             Aronite Industries Inc.
                                  Balance Sheet
                                December 31, 2004

                                     ASSETS

CURRENT ASSETS:
Accounts receivable - net                           $    10,166
Prepaid expenses and other current assets                 1,280
                                                    -----------

Total current assets                                     11,446

Other long-term assets                                    1,280
                                                    -----------
TOTAL ASSETS                                        $    12,726
                                                    ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Bank overdraft                                      $     1,698
Accounts payable                                        508,064
Notes payable (see Note 4A)                             202,173
Notes payable-related party (see Note 4B)               955,321
Accrued expenses and other current liabilities          209,404
                                                    -----------
Total current liabilities
                                                      1,876,660
                                                    -----------
Total liabilities                                     1,876,660
                                                    -----------

Commitments and contingencies (See Note 8)

STOCKHOLDERS' DEFICIT:
Common stock ($0.001 par value, 20,000,000 shares
 authorized; 10,614,010 issued
and outstanding)                                         10,614
Additional paid in capital                            2,543,659
Accumulated deficit                                  (4,418,207)
                                                    -----------

Total stockholders' deficit                          (1,863,934)
                                                    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT         $    12,726
                                                    ===========

    The accompanying notes are an integral part of these financial statements

                             Aronite Industries Inc.
                            Statements of Operations
                     Years Ended December 31, 2004 And 2003

                                           2004           2003
                                        -----------    -----------
REVENUES                                $   149,183    $   224,268

COST OF GOODS SOLD                          158,900        130,052
                                        -----------    -----------
Gross profit (loss)                          (9,717)        94,216
                                        -----------    -----------

OPERATING EXPENSES:
Selling and marketing                        15,050        320,690
Technology, support, and development         19,529          1,830
General and administrative                1,712,008      1,174,793
Amortization of license (see Note 2F)         1,000          1,000
                                        -----------    -----------
Total operating expenses                  1,747,587      1,498,313
                                        -----------    -----------
Operating income (loss)                  (1,757,304)    (1,404,097)
                                        -----------    -----------

OTHER INCOME (EXPENSE):
Forgiveness of debt                          24,586             --
Interest expense - net                     (158,213)      (194,035)
Other expenses                               (4,623)            --
                                        -----------    -----------
Total other (expense) income               (138,250)      (194,035)
                                        -----------    -----------
INCOME (LOSS) BEFORE INCOME TAXES        (1,895,554)    (1,598,132)

PROVISION FOR INCOME TAXES                       --             --
                                        -----------    -----------

NET INCOME (LOSS)                       $(1,895,554)   $(1,598,132)
                                        ===========    ===========

EARNINGS (LOSS) PER COMMON SHARE,

BASIC AND DILUTED                       $     (0.21)   $     (0.23)
                                        ===========    ===========
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING, BASIC AND DILUTED     9,133,878      7,034,920
                                        ===========    ===========

    The accompanying notes are an integral part of these financial statements

                             Aronite Industries Inc.
                       Statements of Stockholders' Deficit
                     Years Ended December 31, 2004 And 2003

                                             -------------------------
                                                    Common Stock          Additional
                                             -------------------------      Paid-In    Deferred Stock    Accumulated
                                                Shares        Amount        Capital     Compensation        Deficit        Total
                                             -----------   -----------   -----------   --------------    -----------    -----------
Balance at December 31, 2002                   5,675,000   $     5,675   $   490,154   $      (53,498)   $  (924,521)   $  (482,190)

Sale of common stock                             400,000           400       199,600               --             --        200,000

Common stock issued for services                 977,510           977       480,277               --             --        481,254

Issuance of warrants                                  --            --       130,664          (55,601)            --         75,063

Amorization of deferred stock compensation            --            --            --           51,985                        51,985

Net loss                                              --            --            --               --     (1,598,132)    (1,598,132)
                                             -----------   -----------   -----------   --------------    -----------    -----------

Balance at December 31, 2003                   7,052,510         7,052     1,300,695          (57,114)    (2,522,653)    (1,272,020)

Common stock issued for services               3,561,500         3,562     1,242,964               --             --      1,246,525

Amorization of deferred stock compensation            --            --            --           57,114                        57,114

Net loss                                              --            --            --               --     (1,895,554)    (1,895,554)
                                             -----------   -----------   -----------   --------------    -----------    -----------
Balance at December 31, 2004                  10,614,010   $    10,614   $ 2,543,659   $           --    $(4,418,207)   $(1,863,934)
                                             -----------   -----------   -----------   --------------    -----------    -----------

   The accompanying notes are an integral part of these financial statements

                             Aronite Industries Inc.
                            Statements of Cash Flows
                     Years Ended December 31, 2004 And 2003

                                                           2004           2003
                                                       -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                    $(1,895,554)   $(1,598,132)
                                                       -----------    -----------
  Adjustments:
    Depreciation                                             7,401          2,349
    Amortization of intangible assets                        1,000          1,000
    Amortization of debt discount                          108,379        111,594
    Stock issued for services                            1,246,525        611,918
    Changes in:
      Accounts receivable                                  (10,166)         9,412
      Inventories                                           77,062         41,415
      Prepaid expenses and other current assets             (1,280)           200
      Other long-term assets                                (1,280)        23,510
      Bank overdraft                                         1,698         (1,718)
      Accounts payable                                    (239,273)       463,274
      Accrued expenses and other current liabilities        71,204         96,221
      Unearned compensation                                 57,114         (3,616)
                                                       -----------    -----------
        Total adjustments                                1,318,384      1,355,559
                                                       -----------    -----------
    Net cash used by operating activities                 (577,170)      (242,573)
                                                       -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of equipment                                     (2,530)        (1,559)
                                                       -----------    -----------
    Net cash used by investing activities                   (2,530)        (1,559)
                                                       -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of common stock                        --        200,000
  Principal payment of note payable                       (107,845)      (531,627)
  Proceeds from issuance of note payable                   685,778        577,526
                                                       -----------    -----------
    Net cash provided by financing activities              577,933        245,899
                                                       -----------    -----------

NET INCREASE (DECREASE) IN CASH                             (1,767)         1,767

CASH, BEGINNING OF PERIOD                                    1,767             --
                                                       -----------    -----------
CASH, END OF PERIOD                                    $        --    $     1,767
                                                       ===========    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Cash paid for interest                             $        --    $    22,530
                                                       ===========    ===========
    Cash paid for income taxes                         $        --    $        --
                                                       ===========    ===========

    The accompanying notes are an integral part of these financial statements

Notes To Financial Statements
Aronite Industries Inc.
All Periods As Stated


1.    Organization And Basis Of Presentation

A.    Organization

Aronite Industries, Inc. (the "Company") is a Nevada corporation formed in June 2002, and is engaged in the business of manufacturing and distributing decorative stone veneers and finishes. The Company's headquarters are in San Diego, California. In January 2005, the Company ceased to operate as a commercial entity, as stated in Note 10A.

B.    Basis of Presentation

The Company's financial statements are prepared using the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America and have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business.

The Company has incurred a net loss during the period from inception through December 31, 2004. In addition, the Company does not intend to continue to operate an active business enterprise during 2005. These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or liabilities that might be necessary should the Company be unable to continue as a going concern.

2.    Summary of Significant Accounting Policies

A.    Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined.

B.    Cash and Cash Equivalents

Substantially all of the Company's cash and cash equivalents are deposited with a single large commercial bank. The Company had an overdraft balance in its bank account at December 31, 2004, which is recorded as a current liability.

C.    Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of trade accounts receivable and the derivative liability. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations. The Company adjusts the derivative to the fair market value at each period end based upon the Black Scholes calculations.

D.    Accounts Receivable

Accounts receivable are reported at the amount management expects to collect on balances outstanding at year-end. The amount of the accounting loss that the Company is at risk for these unsecured accounts receivable is limited to their carrying value, which was $10,166 at December 31, 2004. The Company provides an allowance for doubtful accounts and records bad debts based on a periodic review of accounts receivable to consider the collectibility of each account.

E.    Customer Concentrations

In 2004 three customers accounted for 85%, 4% and 3% of total revenues, respectively. In 2003 three customers accounted for 40%, 22% and 10% of total revenues, respectively.

F.    Revenue Recognition

Revenue is generally recognized when all contractual or transfer obligations have been satisfied, the collection of the resulting receivable is probable, and the risks and rewards of ownership have substantively transferred to customers. This condition normally is met when the product has been delivered. The Company records estimated reductions to revenue for customer and distributor incentives, such as rebates, at the time of the initial sale.

Most sales agreements are for standard products and services with customer acceptance occurring upon delivery of the product or performance of the service. The Company also enters into agreements that contain multiple-elements (such as product, installation and service) or non-standard terms and conditions. For multiple-element arrangements, the Company recognizes revenue for delivered elements when the delivered item has stand-alone value to the customer, fair values of undelivered elements are known, customer acceptance has occurred, and there are only customary refund or return rights related to the delivered elements. For prepaid service contracts, revenue is recognized on a straight-line basis over the term of the contract, unless historical evidence indicates the costs are incurred on other than a straight-line basis.

G.    Technology License

The Company's principal business activity focuses on the commercialization and distribution of decorative coatings that can be used to resemble stone that was developed by Chemical Developments, pty, a shareholder of the Company. In June 24, 2002, the Company was formed to license technology originally developed by Chemical Developments in return for 3,000,000 shares of common stock of the Company, valued at $3,000. This agreement is reflected in the financial statements as an intangible asset and is being amortized over the estimated useful life. The $3,000 cost was fully amortized at December 31, 2004. The license was terminated in January 2005

H.    Fair Value of Financial Instruments

The Company's financial instruments consist of accrued expenses and notes payable. Pursuant to SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," the Company is required to estimate the fair value of all financial instruments at the balance sheet date. The Company considers the carrying value of its financial instruments in the financial statements to approximate their fair value because of their short-term maturities.

I.    Stock Options and Warrants

The Company accounts for stock based awards to employees as compensatory in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"). The Company also issues stock based awards for services performed by consultants and other non-employees and accounts for them in accordance with Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123").

Financial Accounting Standards Board Statement No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure ("SFAS 148"), requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for all awards had been determined in accordance with the fair value based method prescribed in SFAS 123 as follows:

                                                         2004           2003
                                                     -----------    -----------
Net income (loss), as reported                       $(1,895,544)   $(1,598,132)

Add:  Stock-based compensation expense included in
net income, no tax effect                                     --             --

Deduct:  Total stock-based compensation expense
determined under fair value method for all awards,
no tax effect                                             (7,851)       (11,933)
                                                     -----------    -----------
Pro forma net income (loss)                          $(1,903,395)   $(1,610,065)
                                                     ===========    ===========

Since the difference between the reported and pro forma net income (loss) available to common shareholders is insignificant, there is no effect on the net earnings (loss) per common share.

The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in 2004 and 2003: no dividend yield for each year; expected volatility of 0% according to the minimum value method;
weighted-average risk-free interest rates of 4.00%, and weighted-average expected option lives of 3 years.

J.    Income Taxes

The Company accounts for its income taxes using the Financial Accounting Standards Board Statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. Deferred tax expense or benefit is recognized as a result of timing differences between the recognition of assets and liabilities for book and tax purposes during the year.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are recognized for deductible temporary differences and operating loss, and tax credit carryforwards. A valuation allowance is established to reduce that deferred tax asset if it is "more likely than not" that the related tax benefits will not be realized.

K.    Basic and Diluted Net Earnings (loss) per Share

The Company adopted the provisions of SFAS No. 128, "Earnings Per Share" ("EPS"). SFAS No. 128 provides for the calculation of basic and diluted earnings per share. Basic EPS includes no dilution and is computed by dividing income or loss available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution of securities that could share in the earnings or losses of the entity. For the period from inception through December 31, 2004, basic and diluted loss per share are the same since the calculation of diluted per share amounts would result in an anti-dilutive calculation that is not permitted and therefore not included.

L.    Comprehensive Loss

Comprehensive loss consists of net loss and other gains and losses affecting shareholders' equity that, under generally accepted accounting principles, are excluded from net loss in accordance with Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income." The Company, however, does not have any components of other comprehensive loss as defined by SFAS No. 130 and therefore, for the years ended December 31, 2004 and 2003, comprehensive loss is equivalent to the Company's reported net loss. Accordingly, a statement of comprehensive loss is not presented.

M.    Recent Accounting Pronouncements

In December 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. ("FIN") 46R, "Consolidation of Variable Interest Entities." This statement requires that the assets, liabilities and results of the activities of variable interest entities be consolidated into the financial statements of the company that has a controlling financial interest. It also provides the framework for determining whether an entity should be consolidated based on voting interest or significant financial support provided to it. In general, for all entities that were previously considered special purpose entities, FIN 46R should be applied in periods ending after December 15, 2003. Otherwise, FIN 46R is applicable to all public entities for periods ending after March 15, 2004. The adoption of FIN 46R did not have a material impact on the Company's financial condition or results of operations.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-Monetary Assets, an amendment of APB Opinion 29, Accounting for Non-Monetary Transactions." The amendments made by SFAS No. 153 are based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for non-monetary exchanges of similar productive assets and replace it with a broader exception for exchanges of non-monetary assets that do not have "commercial substance." The provisions in SFAS No. 153 are effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Early application is permitted and companies must apply the standard prospectively. The Company adopted this statement on January 1, 2005. The adoption of the statement should not cause a significant change in the current manner in which the Company accounts for its exchanges of non-monetary assets.

In December 2004, the FASB issued a revision to SFAS 123, "Share-Based Payment, an amendment of FASB Statements Nos. 123 and 95," that addresses the accounting for share-based payment transactions in which a Company receives employee services in exchange for either equity instruments of the Company or liabilities that are based on the fair value of the Company's equity instruments or that may be settled by the issuance of such equity instruments. This statement would eliminate the ability to account for share-based compensation transactions using the intrinsic method that the Company currently uses and generally would require that such transactions be accounted for using a fair-value-based method and recognized as expense in the statement of operations. The effective date of this standard is for periods beginning after June 15, 2005. This standard requires expensing the fair value of stock option grants and stock purchases under employee stock purchase plan. The Company does not expect the implementation of this new standard to have a material impact on its financial position, results of operations and cash flows.

In March 2005, the SEC released Staff Accounting Bulletin No. 107, "Share-Based Payment"("SAB 107"), which provides interpretive guidance related to the interaction between SFAS 123(R) and certain SEC rules and regulations. It also provides the SEC staff's views regarding valuation of share-based payment arrangements. In April 2005, the SEC amended the compliance dates for SFAS 123(R), to allow companies to implement the standard at the beginning of their next fiscal year, instead of the next reporting period beginning after June 15, 2005. The Company does not expect the implementation of SAB 107 to have a material impact on its financial position, results of operations and cash flows.

3.    Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate the continuation of the Company as a going concern. The Company reported a net loss during 2004 and 2003, and had a working capital deficiency of $1,865,214 and an equity deficiency of $1,863,934 at December 31, 2004. The Company is also in default on a certain note payable and has deferred payment of certain accounts payable and accrued expenses.

In January 2005 Chemical Developments terminated the technology license which granted the Company certain exclusive rights to the commercialization and distribution of the decorative stone coatings. The Company ceased business operations at that time. On June 15, 2005 the Company entered into a trademark license agreement with Special Stone Surfaces, Es3 Inc., which is described in
Note 10B, pursuant to which the Company licensed to Special Stone Surfaces, Es3 Inc. substantially all of the Company's intellectual property rights including trademarks and trade names.

In view of the matters described, there is substantial doubt about the Company's ability to continue as a going concern. The recoverability of the recorded assets and satisfaction of the liabilities reflected in the accompanying balance sheet is dependent upon continued operation of the Company, which is in turn dependent upon the Company's ability to meet its cash flow requirements on a continuing basis and to succeed in its future operations. There can be no assurance that management will be successful in implementing its plans. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

4.    Debt Transactions

A.    Notes Payable

As of December 31, 2004, the Company had notes payable in an aggregate principal amount of $282,173 to 3 accredited investors. The notes bear interest at rates ranging from 7% to 15%, and are due and payable on December 31, 2005. The proceeds of these debt issuances were primarily used for general working capital purposes.

Boston Equities Corporation, a related party, entered into an agreement with Cove Partners LLC and Aronite Industries Inc. on December 31, 2003 to fully guarantee the repayment of a principal balance due Cove of $176,500 as of the date of the agreement. This loan balance was equal to $96,500 at December 31, 2004.

B.    Related Party Note Payable

During the period ended December 31, 2004, a shareholder loaned $15,000 to the Company to fund short-term working capital needs. The $15,000 remaining balance of the loan at December 31, 2004 is non-interest bearing and payable on demand.

From inception through December 31, 2004, the Company has received short-term loans from Boston Equities Corporation, owner of 3,014,312 shares of the Company's outstanding common stock at December 31, 2004. At December 31, 2004, the Company owed $955,321 in principal and $20,369 in accrued interest pursuant to these loans.

5.    Stock for Services

The Company issued 3,561,500 and 977,510 shares of its common stock to consultants for the years ended December 31, 2004 and 2003, respectively. The Company valued these issuances based on the Board of Directors' determination of fair value, which it based on the cash price paid for its common stock by investors that were non-related parties. The value of the issuances was $1,246,525 and $611,918 for the years ended December 31, 2004 and 2003, respectively. These issuances included shares issued to a related party as described in Note 9.

6.    Stock Warrants

The Company has issued stock warrants in conjunction with the issuance of common stock, debt, the settlement of debt, and for services. Activity related to stock warrants was as follows:

                                                      Weighted Average
                                           Warrants    Exercise Price
                                          ---------   ----------------
Outstanding at December 31, 2002          2,808,255   $           0.45
     Granted                                470,000               0.50
     Exercised                                    0         N/A
     Expired                                      0         N/A
                                          ---------   ----------------
Outstanding at December 31, 2003          3,278,255               0.43
     Granted                                      0         N/A
     Cancelled                                    0         N/A
                                          ---------   ----------------
Outstanding at December 31, 2004          3,278,255   $           0.43
                                          =========   ================

                                            2004            2003
                                          ---------   ----------------
Weighted-average fair value of warrants
granted during the year                   $    0.28   $           0.10
                                          =========   ================

The following table summarizes information about stock warrants outstanding and exercisable at December 31, 2004:

                              Weighted              Weighted
          Warrants             Average               Average
        Outstanding        Remaining Life        Exercise Price
        -----------        --------------        --------------
            642,500            1.00 years            $     0.51
          1,610,000            2.50 years            $     0.50
          1,025,755            3.00 years            $     0.25
          ---------                                  ----------
          3,278,255                                  $     0.43
        ===========                                  ==========

7.    Income Taxes

There is no provision for income taxes for the years ended December 31, 2004 and 2003, as the Company incurred tax losses since inception. The Company's net operating loss to date represents a potential future tax benefit in that it can be used to as a deduction against future company earnings. However, because the realization of this benefit is dependent on future earnings, no deferred tax asset has been recorded on these financial statements. As of December 31, 2004, the Company had net operating loss carryforwards of $4,010,664 that expire in 2024. At January 15, 2005, the Company had not filed its 2004 federal and state income tax returns.

Deferred income tax assets and the related valuation allowances result principally from the potential tax benefits of net operating loss carryforwards. The Company has recorded a valuation allowance to reflect the uncertainty of the ultimate utilization of the deferred income tax assets as follows:

                                           2004           2003
                                       -----------    -----------
Deferred income tax assets             $ 1,363,626    $   857,702
Less valuation allowance                (1,363,626)      (857,702)
                                       -----------    -----------
Net deferred income tax assets         $        --    $        --
                                       ===========    ===========

The following is a reconciliation of the applicable U.S. federal income tax rate to the effective tax rate included in the statements of income (loss):

                                              2004     2003
                                             ------   ------
U.S. federal income tax rate                  (34.0)%  (15.0)%
State income tax rate, net of federal rate     (5.8)    (7.5)
Valuation allowance                            39.8     22.5
                                             ------   ------
                                                0.0%     0.0%
                                             ======   ======

8.    Commitments and Contingencies

A.    Settlements and Legal Actions

The Company had claims of $52,756 during the accounting period in relation to unpaid wages and expenses for four former employees. All matters were ultimately settled in full by April 2005 with an accrual of $47,392 necessary at December 31, 2004 for outstanding amounts.

Aside from the items listed above, the Company is not currently aware of any formal legal proceedings or claims that the Company believes will have, individually or in the aggregate, a material adverse effect on the Company's financial position or results of operations.

B.    Operating Leases

On April 15, 2000, the Company entered into a lease commitment for office and warehouse space in San Diego, California. The terms of the lease provide for monthly rental payments of $5,244 through April 2005, with payments increasing at an annual rate of 4%.

There are no future rental payments under the facility lease as of April 15, 2005.

9.    Other Related Party Transactions

The Company paid Boston Equities Corporation management and financial consulting fees of $520 and $33,000 in cash, and issued Boston Equities 3,111,500 and 0 shares of its common stock, for the years ended December 31, 2004 and 2003, respectively. The Company valued the 2004 stock issuances at $0.35 per share, which it determined was the fair value of its common stock on the dates of issuance based on common stock issuances to third parties on or around the same dates.

10.   Subsequent Events

A.    Cessation of Commercial Operations

In January 2005, the Company ceased to operate as a commercial entity.

B.    Es3 Transaction

On June 15, 2005, the Company entered into a Trademark License and Contract Assignment and Assumption Agreement ("Agreement") with Special Stone Surfaces, ES3 Inc. ("Es3"), a Nevada corporation formed in January 2005 by Boston Equities Corporation, the Company's largest shareholder.

Pursuant to the Agreement, the Company provided Es3 an exclusive, thirty-year license to the Company's operable intellectual property. In exchange, Es3 issued a total of 8,618,750 shares of its common stock to the Company, representing 48% of the outstanding common stock of Es3 as of the transaction date, which the Company subsequently issued to its shareholders in the form of a dividend. In addition, Es3 is required to pay Aronite a royalty of up to 3% of net sales of products sold under the Company's trademarks, subject to minimum annual royalties of $100,000 increasing at a rate of 20% per annum. Es3 has an option to buy out the royalty payments in exchange for $1,250,000. Royalties paid during the term do not apply to the buy out option. The Company has the right to demand payment of the buy out option in fully registered stock at an effective price of $0.75 per share in lieu of cash payment.

Due to the nature and terms of the Agreement, Es3 has determined it is a variable interest entity ("VIE") as that term is defined and described in FIN 46R, and that Aronite is the primary beneficiary of the VIE. This requires that Aronite consolidate the activities of the VIE into its financial statements. Since the date of the VIE transaction is after the reporting date for these financial statements, no VIE entries have been made. However, because Aronite and Es3 are under common control, share significant equity ownership interests, and Es3 operates in substantially the same line of business as Aronite, the Company has determined that it is a predecessor entity to Es3 for purposes of Es3 SEC reporting requirements.

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